Exhibit 99.1

AstroNova Reports Second-Quarter Fiscal 2026 Financial Results

•	Revenue of $36.1 million reflects challenges in Product Identification shipments

•	Shipped redesigned Product Identification MTEX professional label presses in the quarter; started shipping MTEX direct-to-packaging printers in August 2025

•

Aerospace began shipping ToughWriter® to a major OEM, advancing transition from legacy printers to ToughWriters at 50% of flight deck printers; on track for over 80% of flight deck printer shipments to be ToughWriters by end of fiscal 2026

•	Revised fiscal 2026 revenue guidance downward to range of $149 to $154 million while adjusting EBITDA margin range to 7.5% to 8.5%

West Warwick, R.I., September 9, 2025 – AstroNova, Inc. (Nasdaq: ALOT), a leading innovator in specialized print technology solutions, today announced financial results for its fiscal 2026 second quarter ended July 31, 2025.

“Our second quarter financial results were disappointing and, accordingly, we have adjusted our outlook to reflect where the Company is in its efforts to reignite sales in Product ID while we continue to support our strong market position in Aerospace,” stated Jorik Ittmann, President and Chief Executive Officer of AstroNova. “We have been taking a hard look at our processes, strategy and capital allocation priorities to accelerate execution and drive growth. Our priorities are to turn around the Product ID segment, rebuild customer relationships, secure new customers, and improve operational efficiency. Having recently been appointed as CEO, I am dedicating these upcoming months to driving change throughout the organization and creating a greater sense of urgency and accountability.”

Business Updates

The Company shipped the first several redesigned printers incorporating MTEX’s autonomous ink printheads, advancing these products from the development stage into commercial release. The shipments in the quarter included the QL-425 and QL-435 professional label presses, and in August the Company shipped its AJ-800 direct-to-packaging print solution.

Also in the quarter, the Company’s Aerospace business began shipping the ToughWriter 640 flight deck printer to a major aircraft manufacturer for new production aircraft.

AstroNova Reports Second-Quarter Fiscal 2026 Financial Results

September 9, 2025

Second Quarter Fiscal 2026 Overview1 (comparisons are to the prior-year period unless noted otherwise)

	Three Months Ended
	July 31, 2025	August 3, 2024	$ Variance	% Variance	Apr 30, 2025	$ Variance	% Variance
Revenue	$36,102	$40,539	$(4,437)	(10.9)%	$37,708	$(1,606)	(4.3)%
Gross Profit	$11,633	$14,326	$(2,693)	(18.8)%	$12,652	$(1,019)	(8.1)%
Gross Profit Margin	32.2%	35.3%			33.6%
Non-GAAP Gross Profit	$11,631	$14,446	$(2,815)	(19.5)%	$13,053	$(1,422)	(10.9)%
Non-GAAP Gross Profit Margin	32.2%	35.6%			34.6%
Operating Income (Loss)	$(708)	$1,061	$(1,769)	(166.7)%	$571	$(1,279)	(223.9)%
Operating Margin	(2.0)%	2.6%			1.5%
Non-GAAP Operating Income	$380	$2,238	$(1,858)	(83.0)%	$1,527	$(1,147)	(75.1)%
Non-GAAP Operating Margin	1.1%	5.5%			4.0%
Net Income (Loss)	$(1,243)	$(311)	$(932)	299.7%	$(376)	$(867)	230.6%
Non-GAAP Net Income (Loss)	$(412)	$572	$(984)	(171.9)%	$354	$(766)	(216.4)%
Adjusted EBITDA	$2,055	$3,851	$(1,796)	(46.6)%	$3,148	$(1,093)	(34.7)%
Adjusted EBITDA Margin	5.7%	9.5%			8.3%

Revenue declined $4.4 million reflecting delays in new product launches within the Product Identification segment and a difficult year-over-year comparison as the prior-year period benefited from approximately $1.3 million in revenue arising from irregular orders in the Aerospace segment. Foreign currency translation was a $0.4 million benefit in the quarter.

The $2.7 million decline of gross profit to $11.6 million was related to lower sales volume. Gross margin of 32.2% of sales also reflected lower sales volume and unfavorable product mix.

Operating loss for the second quarter of fiscal 2026 was $0.7 million and non-GAAP operating income was $0.4 million. The decline in GAAP and non-GAAP operating income was primarily the result of lower sales volume, partially offset by lower operating expenses of approximately $0.9 million.

Interest expense of $0.9 million was flat compared with the prior year period.

Lower sales and gross profit, somewhat offset by lower operating expenses, resulted in a net loss of $1.2 million, or $0.16 per share. Non-GAAP net loss was $0.4 million, or $0.04 per share. Adjusted EBITDA was $2.1 million, a decrease of $1.8 million compared with the prior-year period.

Product Identification (Product ID) Segment Review

Product ID revenue was $24.8 million for the second quarter of fiscal 2026, a decrease of 8.9%, or $2.4 million. Lower revenue was the result of delays in new technology deployment and longer sales cycles associated with capital investment decision processes for higher-value, larger printing equipment, as well as lower sales for legacy QuickLabel® and TrojanLabel® products.

Operating income for Product ID of $1.9 million, down $0.4 million compared with the prior-year period, reflected lower sales volume and $0.1 million of restructuring charges. As a result, operating margin was 7.7% compared with 8.6% in the prior year period. Non-GAAP segment operating income decreased $0.5 million, or 18.2%, to $2.0 million. Non-GAAP operating income margin for the second quarter of fiscal 2026 was 8.2%.

[1]

Non-GAAP gross profit, Non-GAAP gross profit margin, Non-GAAP operating income, Non-GAAP operating income margin, Non-GAAP net income, adjusted EBITDA and adjusted EBITDA margin are Non-GAAP financial measures. Refer to the reconciliation of GAAP to non-GAAP measures in the tables that accompany this news release.

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports Second-Quarter Fiscal 2026 Financial Results

September 9, 2025

Aerospace Segment Review

Aerospace segment revenue was $11.3 million for the second quarter of fiscal 2026, a decrease of 15.1%, or $2.0 million. The decrease was driven by higher prior-year comparable sales of $1.3 million from atypical orders in the fiscal 2025 second quarter, including large spare printer orders from an airline customer and a military customer, as well as non-recurring engineering revenue.

Aerospace segment operating profit was $2.4 million, down $1.4 million, or 37.1%, from the prior year period due to lower comparable volume.

Balance Sheet and Cash Flow

Cash at the end of the second quarter of fiscal 2026 was $3.9 million, down $1.2 million from the end of fiscal 2025. Cash provided by operations in the first half of fiscal 2026 was $4.6 million, down from the prior year period as a result of lower operating income.

In the first half of fiscal 2026, capital expenditures were $0.1 million, down $0.7 million from the prior year. During the first half of the year, the Company paid down $5.1 million in debt which was negatively impacted by $1.9 million in foreign currency exchange. As a result, total debt was reduced by $3.2 million in the first half of fiscal 2026. Net debt as of July 31, 2025, was $39.6 million compared with $41.6 million as of January 31, 2025.

Subsequent to the end of the quarter, the Company entered into an amended credit agreement which waived the Company’s failure to comply with a minimum fixed charge coverage ratio covenant for the second quarter of fiscal 2026. The Company is in discussions with the bank regarding restructuring its current financing into a real estate backed loan which it expects to be completed in approximately 60 days.

Orders and Backlog

Orders in the second quarter of fiscal 2026 were $35.9 million, relatively unchanged from $35.8 million in the second quarter of fiscal 2025. The Company’s order backlog was $25.3 million as of July 31, 2025, compared with $25.5 million at the end of the first quarter of fiscal 2026.

Orders in the quarter for the Product ID segment were relatively unchanged from the prior-year period at $23.4 million. The book to bill ratio for the segment was 95%. Consequently, backlog decreased by $1.3 million from first quarter of fiscal 2026.

Orders in the quarter for the Aerospace segment were relatively unchanged from the prior-year period at $12.5 million. The book to bill ratio for the segment was 110%. Backlog at the end of second quarter of fiscal 2026 increased by $1.1 million compared with first quarter of fiscal 2026 due to the variability in the timing of orders.

Fiscal 2026 Outlook

“We expect modest revenue growth in the second half of the year compared with the first half, driven by shipments of our recently launched Product ID solutions. Improved EBITDA margin in the second half of the year will reflect a better product mix and the full impact of our cost restructuring efforts,” said Thomas DeByle, Chief Financial Officer of AstroNova.

For fiscal 2026, AstroNova has revised its previous revenue guidance from a range of $160 million to $165 million to a revenue range of $149 million to $154 million, which, at the mid-point of the range, is similar to fiscal 2025. Adjusted EBITDA margin is now expected to be in the range of 7.5% to 8.5%, also similar to the prior year at the mid-point and revised downward from the range of 8.5% to 9.5%. The Company’s expected effective tax rate for fiscal 2026 of approximately 32.8% reflects discrete tax items and the mix of expected income and applicable rates in various tax jurisdictions.

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports Second-Quarter Fiscal 2026 Financial Results

September 9, 2025

Earnings Conference Call Information

AstroNova will host a conference call and webcast today at 10:00 a.m. ET to review financial and operating results for the second quarter fiscal 2026. A question and answer session will follow.

To access the conference call, please dial (201) 689-8560 or find the webcast and accompanying slide presentation at.

A telephonic replay will be available from 12:00 p.m. ET on the day of the call through Tuesday, September 23, 2025. To listen to the archived call, dial (412) 317-6671 and enter a replay PIN 13755475. The webcast replay will be available on the Investor Relations section of the Company’s website where a transcript will be posted once available.

About AstroNova, Inc.

AstroNova (Nasdaq: ALOT) is a leading innovator in specialized print technology solutions. The Company designs, manufactures, distributes and services a broad range of products that acquire, store, analyze, and present data in multiple formats on a variety of media. Its strategy is to drive profitable growth through innovative new technologies, building its installed base to expand recurring revenue while strategically sourcing its aftermarket products.

The Product Identification segment provides a wide array of digital, end-to-end product marking and identification solutions, including hardware, software, and supplies for OEMs, commercial printers, and brand owners for printing on paper, labels, paperboard packaging, corrugated boxes, and paper bags. The Aerospace segment is a global leader in providing products designed for airborne printing solutions, avionics, and data acquisition including flight deck printing solutions, networking hardware, and specialized aerospace-grade supplies. More information about the Company can be found at www.astronovainc.com.

Use of Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this news release contains the Non-GAAP financial measures: Non-GAAP gross profit, Non-GAAP gross profit margin, Non-GAAP operating expenses, Non-GAAP operating income, Non-GAAP operating income margin, Non-GAAP net income (loss), Non-GAAP net income per Common Share – diluted , Non-GAAP segment gross profit, Non-GAAP segment gross profit margin, Non-GAAP segment operating income, Non-GAAP segment operating margin, Adjusted EBITDA, and Adjusted EBITDA Margin. AstroNova believes that the inclusion of these Non-GAAP financial measures helps investors gain a meaningful understanding of changes in the Company’s core operating results and can help investors who wish to make comparisons between AstroNova and other companies on both a GAAP and a Non-GAAP basis. AstroNova’s management uses these Non-GAAP financial measures, in addition to GAAP financial measures, as the basis for measuring its core operating performance and comparing such performance to that of prior periods and to the performance of its competitors. These measures are also used by the Company’s management to assist with their financial and operating decision-making. Please refer to the financial reconciliation table included in this news release for a reconciliation of the Non-GAAP measures to the most directly comparable GAAP measures for the six months ended July 31, 2025, January 31, 2025 and August 3, 2024.

AstroNova has not reconciled the forward-looking Adjusted EBITDA margin included in its fiscal 2026 financial targets and outlook to the most directly comparable forward-looking GAAP measure because this cannot be done without unreasonable effort due to the lack of predictability regarding cost of sales, operating expenses, depreciation and amortization, and stock-based compensation. The impact of any of these items, individually or in the aggregate, may be significant.

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports Second-Quarter Fiscal 2026 Financial Results

September 9, 2025

Forward-Looking Statements

Information included in this news release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but rather reflect our current expectations concerning future events and results. These statements may include the use of the words “believes,” “expects,” “intends,” “plans,” “anticipates,” “likely,” “continues,” “may,” “will,” and similar expressions to identify forward-looking statements. Such forward-looking statements, including those concerning the Company’s anticipated performance, involve risks, uncertainties and other factors, some of which are beyond our control, which may cause our actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks, uncertainties and factors include, but are not limited to, (i) the risk that our efforts to improve sales in our Product Identification segment may not result in the benefits we expect, (ii) the risk that our customers may not adopt our redesigned print solutions incorporating MTEX’s autonomous ink printheads in the volumes that we expect or at all, (iii) the risk that our cost-reduction and product line rationalization initiative may not provide the expected benefits; (iv) the risk that our Aerospace customers may not increase their build rates as much as we expect or convert to our ToughWriter® 640 printer in the volumes or on the schedule that we expect; (v) the risk that we may not realize the anticipated benefits of our next-generation print engine technology; (vi) the risk that the Company may not be successful in restructuring its current financing arrangements into a real estate-backed loan on terms acceptable to the Company or at all and (vii) those factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2025 and subsequent filings AstroNova makes with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The reader is cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in this news release.

Contacts:

Deborah Pawlowski, IRC, Alliance Advisors

Email: dpawlowski@allianceadvisors.com

Phone: 716.843.3908

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports Second-Quarter Fiscal 2026 Financial Results

September 9, 2025

ASTRONOVA, INC.

Condensed Consolidated Statements of Income (Loss)

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	July 31, 2025	August 3, 2024	$ Variance	% Variance
Revenue	$36,102	$40,539	$(4,437)	(10.9)%
Cost of Revenue	24,469	26,213	(1,744)	(6.7)%

Gross Profit	11,633	14,326	(2,693)	(18.8)%
Total Gross Profit Margin	32.2%	35.3%
Operating Expenses:
Selling & Marketing	5,731	6,732	(1,001)	(14.9)%
Research & Development	1,576	1,412	164	11.6%
General & Administrative	5,034	5,121	(87)	(1.7)%

Total Operating Expenses	12,341	13,265	(924)	(7.0)%
Operating Income (Loss)	(708)	1,061	(1,769)	(166.7)%
Total Operating Margin	(2.0)%	2.6%
Interest Expense	885	938	(53)	(5.7)%
Other (Income)/Expense, net	104	173	(69)	(39.9)%

Income (Loss) Before Taxes	(1,697)	(50)	(1,647)	3,294.0%
Income Tax Provision (Benefit)	(454)	261	(715)	(274.2)%

Net Income (Loss)	$(1,243)	$(311)	$(932)	299.7%

Net Income (Loss) per Common Share – Basic	$(0.16)	$(0.04)

Net Income (Loss) per Common Share – Diluted	$(0.16)	$(0.04)

Weighted Average Number of Common Shares – Basic	7,610	7,516
Weighted Average Number of Common Shares – Diluted	7,610	7,516

	Six Months Ended
	July 31, 2025	August 3, 2024	$ Variance	% Variance
Revenue	$73,810	$73,500	$310	0.4%
Cost of Revenue	49,524	47,202	2,322	4.9%

Gross Profit	24,286	26,298	(2,012)	(7.7)%
Total Gross Profit Margin	32.9%	35.8%
Operating Expenses:
Selling & Marketing	11,284	12,388	(1,103)	(8.9)%
Research & Development	3,119	3,015	104	3.4%
General & Administrative	10,018	8,488	1,530	18.0%

Total Operating Expenses	24,421	23,891	530	2.2%
Operating Income (Loss)	(135)	2,407	(2,542)	(105.6)%
Total Operating Margin	(0.2)%	3.3%
Interest Expense	1,782	1,419	363	25.6%
Other (Income)/Expense, net	80	292	(212)	(72.6)%

Income (Loss) Before Taxes	(1,997)	696	(2,693)	(386.9)%
Income Tax Provision (Benefit)	(378)	(173)	(205)	118.5%

Net Income (Loss)	$(1,619)	$869	$(2,488)	(286.3)%

Net Income (Loss) per Common Share – Basic	$(0.21)	$0.12

Net Income (Loss) per Common Share – Diluted	$(0.21)	$0.11

Weighted Average Number of Common Shares – Basic	7,585	7,489
Weighted Average Number of Common Shares – Diluted	7,585	7,617

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports Second-Quarter Fiscal 2026 Financial Results

September 9, 2025

ASTRONOVA, INC.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	July 31, 2025	January 31, 2025
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$3,855	$5,050
Accounts Receivable, net	18,535	21,218
Inventories, net	48,393	47,894
Prepaid Expenses and Other Current Assets	4,447	3,855

Total Current Assets	75,230	78,017
PROPERTY, PLANT AND EQUIPMENT	63,094	62,361
Less Accumulated Depreciation	(46,076)	(44,722)

Property, Plant and Equipment, net	17,018	17,639
OTHER ASSETS
Identifiable Intangibles, net	22,729	23,519
Goodwill	15,279	14,515
Deferred Tax Assets, net	8,535	8,431
Right of Use Asset	2,689	1,781
Other Assets	1,669	1,693

TOTAL ASSETS	$143,149	$145,595

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts Payable	$6,908	$7,928
Accrued Compensation	4,324	3,745
Other Accrued Expenses	4,520	4,461
Revolving Line of Credit	19,079	20,929
Current Portion of Long-Term Debt	5,559	6,110
Short-Term Debt	253	581
Current Liability – Royalty Obligation	1,218	1,358
Current Liability – Excess Royalty Payment Due	556	691
Deferred Revenue	1,459	543

Total Current Liabilities	43,876	46,346
NON-CURRENT LIABILITIES
Long-Term Debt, net of current portion	18,566	19,044
Lease Liabilities, net of current portion	2,235	1,535
Grant Deferred Revenue	1,101	1,090
Royalty Obligation, net of current portion	858	1,106
Income Tax Payables	684	684
Deferred Tax Liabilities	—	40
Other Long-Term Liability	43	—

TOTAL LIABILITIES	67,363	69,845
SHAREHOLDERS’ EQUITY
Common Stock	552	547
Additional Paid-in Capital	65,023	64,215
Retained Earnings	47,761	49,380
Treasury Stock	(35,223)	(35,043)
Accumulated Other Comprehensive Loss, net of tax	(2,327)	(3,349)

TOTAL SHAREHOLDERS’ EQUITY	75,786	75,750

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$143,149	$145,595

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports Second-Quarter Fiscal 2026 Financial Results

September 9, 2025

ASTRONOVA, INC.

Condensed Consolidated Statements of Cash Flow

(In thousands)

(Unaudited)

	Six Months Ended
	July 31, 2025	August 3, 2024
Cash Flows from Operating Activities:
Net Income (Loss)	$(1,619)	$869
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities:
Depreciation and Amortization	2,570	2,216
Amortization of Debt Issuance Costs	21	14
Share-Based Compensation	805	806
Deferred Income Tax Benefit	(52)	—
Changes in Assets and Liabilities:
Accounts Receivable	3,042	3,612
Inventories	426	(384)
Income Taxes	(963)	(711)
Accounts Payable and Accrued Expenses	(1,026)	2,409
Deferred Revenue	773	(619)
Other	667	(1,146)

Net Cash Provided by Operating Activities	4,644	7,066
Cash Flows from Investing Activities:
Purchases of Property, Plant and Equipment	(107)	(830)
Cash Paid for MTEX Acquisition, net of cash acquired	—	(20,729)

Net Cash Used for Investing Activities	(107)	(21,559)
Cash Flows from Financing Activities:
Net Cash Proceeds from Employee Stock Option Plans	—	13
Net Cash Proceeds from Share Purchases under Employee Stock Purchase Plan	51	64
Net Cash Used for Payment of Taxes Related to Vested Restricted Stock	(180)	(432)
Revolving Credit Facility, net	(2,195)	3,912
Proceeds from Long Term Debt Borrowings	—	15,078
Payment of Minimum Guarantee Royalty Obligation	(693)	(750)
Principal Payments of Long-Term Debt	(2,917)	(3,274)
Payments of Debt Issuance Costs	(34)	(35)

Net Cash Provided by (Used for) Financing Activities	(5,968)	14,576
Effect of Exchange Rate Changes on Cash and Cash Equivalents	236	214

Net (Decrease) Increase in Cash and Cash Equivalents	(1,195)	297
Cash and Cash Equivalents, Beginning of Period	5,050	4,527

Cash and Cash Equivalents, End of Period	$3,855	$4,824

Supplemental Information:
Cash Paid During the Period for:
Interest	$1,522	$1,008
Income Taxes, net of refunds	$563	$540
Non-Cash Transactions:
Operating Lease Obtained in Exchange for Operating Lease Liabilities	$986	$1,455

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports Second-Quarter Fiscal 2026 Financial Results

September 9, 2025

ASTRONOVA, INC.

Segment Sales and Profit

(Unaudited, $ in thousands)

	Three Months Ended		Six Months Ended
($ in thousands)	July 31, 2025	August 3, 2024	July 31, 2025	August 3, 2024
Revenue:
Product ID	$24,754	$27,165	$51,043	$50,350
Aerospace	11,348	13,374	22,767	23,150

Total Revenue	$36,102	$40,539	$73,810	$73,500

Gross Profit:
Product ID	$7,677	$8,620	$16,405	$16,947
Aerospace	3,956	5,706	7,881	9,351

Gross Profit	$11,633	$14,326	$24,286	$26,298

Gross Profit Margin:
Product ID	31.0%	31.7%	32.1%	33.7%
Aerospace	34.9%	42.7%	34.6%	40.4%

Gross Profit Margin	32.2%	35.3%	32.9%	35.8%

Segment Operating Income:
Product ID	$1,916	$2,348	$4,707	$5,340
Aerospace	2,410	3,834	5,176	5,555

Total Segment Operating Income	$4,326	$6,182	$9,883	$10,895

Segment Operating Margin:
Product ID	7.7%	8.6%	9.2%	10.6%
Aerospace	21.2%	28.7%	22.7%	24.0%

Total Segment Operating Margin	12.0%	15.2%	13.4%	14.8%

Corporate Expense	(5,034)	(5,121)	(10,018)	(8,488)

Operating Income (Loss)	$(708)	$1,061	$(135)	$2,407
Interest Expense	$885	$938	$1,782	$1,419
Other (Income)/Expense, net	104	173	80	292

Income (Loss) Before Income Taxes	$(1,697)	$(50)	$(1,997)	$696
Income Tax Provision (Benefit)	(454)	261	(378)	(173)

Net Income (Loss)	$(1,243)	$(311)	$(1,619)	$869

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports Second-Quarter Fiscal 2026 Financial Results

September 9, 2025

ASTRONOVA, INC.

Segment Sales and Non-GAAP Profit

(Unaudited, $ in thousands)

	Three Months Ended		Six Months Ended
($ in thousands)	July 31, 2025	August 3, 2024	July 31, 2025	August 3, 2024
Revenue:
Product ID	$24,754	$27,165	$51,043	$50,350
Aerospace	11,348	13,374	22,767	23,150

Total Revenue	$36,102	$40,539	$73,810	$73,500

Gross Profit:
Product ID	$7,679	$8,740	$16,639	$17,067
Aerospace	3,952	5,706	8,045	9,351

Non-GAAP Gross Profit	$11,631	$14,446	$24,684	$26,418

Gross Profit Margin:
Product ID	31.0%	32.2%	32.6%	33.9%
Aerospace	34.8%	42.7%	35.3%	40.4%

Non-GAAP Gross Profit Margin	32.2%	35.6%	33.4%	35.9%

Segment Operating Income:
Product ID	$2,019	$2,468	$5,143	$5,460
Aerospace	2,411	3,834	5,347	5,555

Total Non-GAAP Segment Operating Income	$4,430	$6,302	$10,490	$11,015

Segment Operating Margin:
Product ID	8.2%	9.1%	10.1%	10.8%
Aerospace	21.2%	28.7%	23.5%	24.0%

Total Non-GAAP Segment Operating Margin	12.3%	15.5%	14.2%	15.0%

Corporate Expense	(4,050)	(4,064)	(8,582)	(7,431)

Non-GAAP Operating Income	$380	$2,238	$1,908	$3,584
Interest Expense	$885	$938	$1,782	$1,419
Other (Income)/Expense, net	104	173	80	292

Income Before Income Taxes	$(609)	$1,127	$46	$1,874
Adjusted Income Tax Provision (Benefit)	(197)	555	104	123

Non-GAAP Net Income	$(412)	$572	$(57)	$1,752

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports Second-Quarter Fiscal 2026 Financial Results

September 9, 2025

ASTRONOVA, INC.

Revenue by Market

(unaudited, $ in thousands)

Product ID:	Q1 FY25	Q2 FY25	Q3 FY25	Q4 FY25	FY 2025	Q1 FY26	Q2 FY26
Desktop Label Printers	$14,220	$16,349	$15,408	$14,019	$59,996	$15,478	$15,190
Mail & Sheet/Flat Pack Printers	3,930	3,471	3,679	4,494	15,574	4,050	3,740
Professional Label Printers	3,245	4,231	3,423	2,972	13,871	3,247	3,506
Direct to Package/Overprint Printers	1,787	2,925	3,627	2,718	11,057	3,396	2,230
Flexible Packaging Printers	—	—	15	1,289	1,304	30	69
Other	3	189	165	186	541	88	19

TOTAL	$23,185	$27,165	$26,317	$25,678	$102,345	$26,289	$24,754

Aerospace:	Q1 FY25	Q2 FY25	Q3 FY25	Q4 FY25	FY 2025	Q1 FY26*	Q2 FY26
Aftermarket	$4,694	$5,326	$7,059	$5,481	$22,560	$4,911	$4,953
Commercial Aircraft	3,813	6,299	5,221	4,363	19,696	4,953	4,714
Defense	329	608	734	781	2,452	811	1,047
Regional and Biz Jet Aircraft	697	604	993	802	3,096	396	431
Other	243	537	98	256	1,134	348	203

TOTAL	$9,776	$13,374	$14,105	$11,683	$48,938	$11,419	$11,348

Consolidated Total	$32,961	$40,539	$40,422	$37,361	$151,283	$37,708	$36,102

*

Q1 fiscal 2026 revenue by market has been revised from amount previously reported in our Q1 fiscal 2026 press release issued on June 5, 2025, to correct a classification error between market categories. Total Q1 fiscal sales were unaffected.

ASTRONOVA, INC.

Revenue by Type

(unaudited, $ in thousands)

Product ID	Q1 FY25	Q2 FY25	Q3 FY25	Q4 FY25	FY 2025	Q1 FY26	Q2 FY26
Product ID HW	$3,802	$4,311	$4,590	$5,591	$18,294	$4,776	$4,511
Product ID Recurring Supplies, Parts & Service	19,383	22,854	21,727	20,087	84,051	21,513	20,243

Total Product ID	$23,185	$27,165	$26,317	$25,678	$102,345	$26,289	$24,754
Aerospace
Aerospace HW	$5,073	$8,048	$7,032	$6,185	$26,338	$6,519	$6,425
Aerospace Recurring Supplies, Parts & Service	4,703	5,326	7,073	5,498	22,600	4,900	4,923

Total Aerospace	$9,776	$13,374	$14,105	$11,683	$48,938	$11,419	$11,348
Consolidated
AstroNova HW	$8,875	$12,359	$11,622	$11,776	$44,632	$11,295	$10,936
AstroNova Recurring Supplies, Parts & Service	24,086	28,180	28,800	25,585	106,651	26,413	25,166

TOTAL CONSOLIDATED	$32,961	$40,539	$40,422	$37,361	$151,283	$37,708	$36,102

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports Second-Quarter Fiscal 2026 Financial Results

September 9, 2025

ASTRONOVA, INC.

Bookings and Backlog

(unaudited, $ in thousands)

AstroNova

	Q1 FY25	Q2 FY25	Q3 FY25	Q4 FY25	FY 2025	Q1 FY26	Q2 FY26
Beginning backlog (Non-MTEX)	$31,394	$31,556	$29,900	$27,093	$31,394	$28,307	$25,491
MTEX*	$—	$3,084	$—	$—	$3,084	$—	$—
Backlog Beginning of Period (incl. MTEX)	$31,394	$34,640	$29,900	$27,093	$34,478	$28,307	$25,491

Revenue Recognized (Billings)	$32,961	$40,539	$40,422	$37,361	$151,283	$37,708	$36,102
New Bookings During Period	$33,122	$35,799	$37,615	$38,576	$145,112	$34,893	$35,901
Backlog End of Period	$31,556	$29,900	$27,093	$28,307	$28,307	$25,491	$25,291
Book/Bill%	100%	88%	93%	103%	96%	93%	99%

*	MTEX Backlog was acquired during 2nd quarter fiscal 2025

Product Identification

	Q1 FY25	Q2 FY25	Q3 FY25	Q4 FY25	FY 2025	Q1 FY26	Q2 FY26
Beginning backlog (Non-MTEX)	$19,725	$19,467	$18,786	$19,254	$19,725	$18,091	$18,044
MTEX*	$—	$3,084	$—	$—	$3,084	$—	$—
Backlog Beginning of Period (incl. MTEX)	$19,725	$22,551	$18,786	$19,254	$22,809	$18,091	$18,044

Revenue Recognized (Billings)	$23,185	$27,165	$26,317	$25,678	$102,345	$26,289	$24,754
New Bookings During Period	$22,926	$23,400	$26,785	$24,516	$97,627	$26,242	$23,437
Backlog End of Period	$19,467	$18,786	$19,254	$18,091	$18,091	$18,044	$16,727
Book/Bill%	99%	86%	102%	95%	95%	100%	95%

*	MTEX Backlog was acquired during 2nd quarter fiscal 2025

Aerospace

	Q1 FY25	Q2 FY25	Q3 FY25	Q4 FY25	FY 2025	Q1 FY26	Q2 FY26
Backlog Beginning of Period	$11,669	$12,089	$11,114	$7,839	$11,669	$10,216	$7,447
Revenue Recognized (Billings)	$9,776	$13,374	$14,105	$11,683	$48,938	$11,419	$11,348
New Bookings During Period	$10,196	$12,399	$10,830	$14,060	$47,485	$8,651	$12,464
Backlog End of Period	$12,089	$11,114	$7,839	$10,216	$10,216	$7,447	$8,563
Book/Bill%	104%	93%	77%	120%	97%	76%	110%

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports Second-Quarter Fiscal 2026 Financial Results

September 9, 2025

ASTRONOVA, INC.

Reconciliation of GAAP to Non-GAAP Items

(Unaudited, $ in thousands)

	Three Months Ended
	July 31, 2025	August 3, 2024
Revenue	$36,102	$40,539

Gross Profit	$11,633	$14,326
Inventory Step-Up	—	120
Restructuring Charges	(2)	—

Non-GAAP Gross Profit	$11,631	$14,446

Gross Profit Margin	32.2%	35.3%
Non-GAAP Gross Profit Margin	32.2%	35.6%
Operating Expenses	$12,341	$13,265
MTEX-related Acquisition Expenses	25	(625)
CFO Transition Costs	—	(432)
Restructuring Charges	(691)	—
Non-Recurring Legal Expenses	(69)	—
Non-Recurring Proxy Costs	(355)	—

Non-GAAP Operating Expenses	$11,251	$12,208

Operating Income (Loss)	$(708)	$1,061
MTEX-related Acquisition Expenses	(25)	625
CFO Transition Costs	—	432
Inventory Step-Up	—	120
Restructuring Charges	689	—
Non-Recurring Legal Expenses	69	—
Non-Recurring Proxy Costs	355	—

Non-GAAP Operating Income	$380	$2,238

Operating Income Margin	(2.0)%	2.6%
Non-GAAP Operating Income Margin	1.1%	5.5%
Net Income (Loss)	$(1,243)	$(311)
MTEX-related Acquisition Expenses(1)	(20)	470
CFO Transition Costs, net(1)	—	328
Inventory Step-Up(1)	—	85
Restructuring Charges(1)	526	—
Non-Recurring Legal Expenses(1)	53	—
Non-Recurring Proxy Costs(1)	272	—

Non-GAAP Net Income (Loss)	$(412)	$572

Net Income (Loss) per Common Share - Diluted	$(0.16)	$(0.04)
MTEX-related Acquisition Expenses(1)	—	0.06
CFO Transition Costs, net(1)	—	0.05
Inventory Step-Up(1)	—	0.01
Restructuring Charges(1)	0.07	—
Non-Recurring Legal Expenses(1)	0.01	—
Non-Recurring Proxy Costs(1)	0.04	—

Non-GAAP Net Income (Loss) per Common Share - Diluted	$(0.04)	$0.08

(1)	Net of taxes

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports Second-Quarter Fiscal 2026 Financial Results

September 9, 2025

ASTRONOVA, INC.

Reconciliation of GAAP to Non-GAAP Items

(Unaudited, $ in thousands)

	Six Months Ended
	July 31, 2025	August 3, 2024
Revenue	$73,810	$73,500

Gross Profit	$24,286	$26,298
Inventory Step-Up	61	120
Restructuring Charges	337	—
Product Retrofit Costs	—	—

Non-GAAP Gross Profit	$24,684	$26,418

Operating Expenses	$24,421	$23,891
MTEX-related Acquisition Expenses	(311)	(625)
CFO Transition Costs	—	(432)
Restructuring Charges	(910)	—
Non-Recurring Legal Expenses	(69)	—
Non-Recurring Proxy Costs	(355)	—

Non-GAAP Operating Expenses	$22,776	$22,834

Operating Income (Loss)	$(135)	$2,407
MTEX-related Acquisition Expenses	311	625
CFO Transition Costs	—	432
Inventory Step-Up	61	120
Restructuring Charges	1,247	—
Non-Recurring Legal Expenses	69	—
Non-Recurring Proxy Costs	355	—

Non-GAAP Operating Income	$1,908	$3,584

Net Income (Loss)	$(1,619)	$869
MTEX-related Acquisition Expenses(1)	238	470
CFO Transition Costs, net(1)	—	328
Inventory Step-Up(1)	49	85
Restructuring Charges(1)	950	—
Non-Recurring Legal Expenses(1)	53	—
Non-Recurring Proxy Costs(1)	272	—

Non-GAAP Net Income (Loss)	$(57)	$1,752

Net Income (Loss) per Common Share - Diluted	$(0.21)	$0.11
MTEX-related Acquisition Expenses(1)	0.03	0.06
CFO Transition Costs, net(1)	—	0.05
Inventory Step-Up(1)	0.01	0.01
Restructuring Charges(1)	0.13	—
Non-Recurring Legal Expenses(1)	0.01	—
Non-Recurring Proxy Costs(1)	0.04	—

Non-GAAP Net Income (Loss) per Common Share - Diluted	$0.01	$0.23

(1)	Net of taxes

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports Second-Quarter Fiscal 2026 Financial Results

September 9, 2025

ASTRONOVA INC.

Reconciliation of Net Income and Margin to Adjusted EBITDA and Margin

(Unaudited, $ in thousands)

	Three Months Ended
	July 31, 2025	August 3, 2024
Net Income (Loss)	$(1,243)	$(311)
Interest Expense	885	938
Income Tax Expense (Benefit)	(454)	261
Depreciation & Amortization	1,280	1,305

EBITDA	$468	$2,193
Share-Based Compensation	499	481
MTEX-related Acquisition Expenses	(25)	625
CFO Transition Costs	—	432
Inventory Step-Up	—	120
Restructuring Charges	689	—
Non-Recurring Legal Expenses	69	—
Non-Recurring Proxy Costs	355	—

Adjusted EBITDA	$2,055	$3,851

Revenue	$36,102	$40,539
Net Income (Loss) Margin	(3.4)%	(0.8)%
Adjusted EBITDA Margin	5.7%	9.5%

	Six Months Ended
	July 31, 2025	August 3, 2024
Net Income (Loss)	$(1,619)	$869
Interest Expense	1,782	1,419
Income Tax Expense (Benefit)	(378)	(173)
Depreciation & Amortization	2,570	2,216

EBITDA	$2,355	$4,331
Share-Based Compensation	805	806
MTEX-related Acquisition Expenses	311	625
CFO Transition Costs	—	432
Inventory Step-Up	61	120
Restructuring Charges	1,247	—
Non-Recurring Legal Expenses	69	—
Non-Recurring Proxy Costs	355	—

Adjusted EBITDA	$5,203	$6,314

Revenue	$73,810	$73,500
Net Income (Loss) Margin	(2.2)%	1.2%
Adjusted EBITDA Margin	7.0%	8.6%

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports Second-Quarter Fiscal 2026 Financial Results

September 9, 2025

ASTRONOVA INC.

Reconciliation of Segment Gross Profit and Margin to Non-GAAP Gross Profit and Margin

(Unaudited, $ in thousands)

	Three Months Ended
	July 31, 2025			August 3, 2024
	Product ID	Aerospace	Total	Product ID	Aerospace	Total
Segment Gross Profit	$7,677	$3,956	$11,633	$8,620	$5,706	$14,326
Inventory Step-Up	—	—	—	120	—	120
Restructuring Charges	2	(4)	(2)	—	—	—

Non-GAAP - Segment Gross Profit	$7,679	$3,952	$11,631	$8,740	$5,706	$14,446

Revenue	$24,754	$11,348	$36,102	$27,165	$13,374	$40,539
Gross Profit Margin	31.0%	34.9%	32.2%	31.7%	42.7%	35.3%
Non-GAAP Segment Gross Profit Margin	31.0%	34.8%	32.2%	32.2%	42.7%	35.6%

	Six Months Ended
	July 31, 2025			August 3, 2024
	Product ID	Aerospace	Total	Product ID	Aerospace	Total
Segment Gross Profit	$16,405	$7,881	$24,286	$16,947	$9,351	$26,298
Inventory Step-Up	61	—	61	120	—	120
Restructuring Charges	173	164	337	—	—	—

Non-GAAP - Segment Gross Profit	$16,639	$8,045	$24,684	$17,067	$9,351	$26,418

Revenue	$51,043	$22,767	$73,810	$50,350	$23,150	$73,500
Gross Profit Margin	32.1%	34.6%	32.9%	33.7%	40.4%	35.8%
Non-GAAP Segment Gross Profit Margin	32.6%	35.3%	33.4%	33.9%	40.4%	35.9%

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports Second-Quarter Fiscal 2026 Financial Results

September 9, 2025

ASTRONOVA INC.

Reconciliation of Segment Operating Profit and Margin to Non-GAAP Operating Profit and Margin

(Unaudited, $ in thousands)

	Three Months Ended
	July 31, 2025			August 3, 2024
	Product ID	Aerospace	Total	Product ID	Aerospace	Total
Segment Operating Income	$1,916	$2,410	$4,326	$2,348	$3,834	$6,182
Inventory Step-Up	—	—	—	120	—	120
Restructuring Charges	103	1	104	—	—	—

Non-GAAP - Segment Operating Income	$2,019	$2,411	$4,430	$2,468	$3,834	$6,302

Revenue	$24,754	$11,348	$36,102	$27,165	$13,374	$40,539
Operating Margin	7.7%	21.2%	12.0%	8.6%	28.7%	15.2%
Non-GAAP Operating Margin	8.2%	21.2%	12.3%	9.1%	28.7%	15.5%

	Six Months Ended
	July 31, 2025			August 3, 2024
	Product ID	Aerospace	Total	Product ID	Aerospace	Total
Segment Operating Income	$4,707	$5,176	$9,883	$5,340	$5,555	$10,895
Inventory Step-Up	61	—	61	120	—	120
Restructuring Charges	375	171	546	—	—	—

Non-GAAP - Segment Operating Income	$5,143	$5,347	$10,490	$5,460	$5,555	$11,015

Revenue	$51,043	$22,767	$73,810	$50,350	$23,150	$73,500
Operating Margin	9.2%	22.7%	13.4%	10.6%	24.0%	14.8%
Non-GAAP Operating Margin	10.1%	23.5%	14.2%	10.8%	24.0%	15.0%

Note:	Segment Operating Income excludes General & Administrative Expenses

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000